Euclid Capital Growth ETF

SCHEDULE OF INVESTMENTS at February 28, 2022 (Unaudited)

	Shares	Value
Common Stocks - 28.8%
Computers - 2.1%
Apple, Inc.	1,524	$251,643
Internet - 10.1%
Airbnb, Inc. - Class A (1)	1,688	255,715
Amazon.com, Inc. (1)	84	257,986
MercadoLibre, Inc. (1)	243	273,776
Roku, Inc. - Class A(1)	1,692	236,085
Shopify, Inc. - Class A (1)	306	212,443
		1,236,005
Semiconductors - 4.3%
Micron Technology, Inc.	2,974	264,270
NVIDIA Corp.	1,092	266,284
		530,554
Software - 12.3%
Confluent, Inc. - Class A (1)	4,129	176,680
Datadog, Inc. - Class A (1)	1,914	308,364
DigitalOcean Holdings, Inc. (1)	4,262	252,822
Microsoft Corp.	822	245,605
SentinelOne, Inc. - Class A (1)	6,238	258,877
Snowflake, Inc. (1)	989	262,738
		1,505,086
Total Common Stocks
(Cost $3,741,763)		3,523,288

Exchange Traded Funds - 54.5%
First Trust Cloud Computing ETF	6,814	590,160
First Trust Lunt US Factor Rotation ETF	19,759	623,199
First Trust NASDAQ Cybersecurity ETF	13,265	665,638
First Trust Rising Dividend Achievers ETF	20,188	993,048
First Trust SMID Cap Rising Dividend Achievers ETF	34,733	996,142
FT Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF	18,032	960,024
HCM Defender 100 Index ETF (1)	12,942	601,803
HCM Defender 500 Index ETF	14,780	602,581
VanEck Semiconductor ETF	2,336	626,398
Total Exchange Traded Funds
(Cost $6,992,110)		6,658,993

Short-Term Investments - 16.7%
Money Market Funds - 16.7%
First American Government Obligations Fund, Class X, 0.026% (2)	2,043,162	2,043,162
Total Short-Term Investments
(Cost $2,043,162)		2,043,162

Total Investments in Securities - 100.0%
(Cost $12,777,035)		12,225,443
Liabilities in Excess of Other Assets - 0.0% (3)		(5,781)
Total Net Assets - 100.0%		$12,219,662

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of February 28, 2022.
(3)	Does not round to 0.1% or (0.1)%, as applicable.

Summary of Fair Value Exposure at February 28, 2022 (Unaudited)

The Euclid Capital Growth ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 28, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,523,288	$–	$–	$3,523,288
Exchange Traded Funds	6,658,993	-	-	6,658,993
Short-Term Investments	2,043,162	-	-	2,043,162
Total Investments in Securities	$12,225,443	$–	$–	$12,225,443